UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2026

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2026, Franklin Resources, Inc. (the “Company”) issued a press release announcing the financial results for the Company’s third fiscal quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of August 17, 2026 (“Effective Date”), the Company filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware to change its corporate name from “Franklin Resources, Inc.” to “Franklin Templeton, Inc.” as of the Effective Date (“Name Change”), and conform its registered office address and name of registered agent in the State of Delaware. The Company also amended and restated its bylaws as of the Effective Date solely to reflect the Name Change. There were no other changes to each document. Pursuant to Delaware law, a stockholder vote is not necessary to effectuate the Name Change as it does not affect the voting or other rights of the Company’s stockholders.

The foregoing description of the Company’s Certificate of Amendment of Certificate of Incorporation and Amended and Restated Bylaws is qualified in its entirety by reference to the Certificate of Amendment and Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 31, 2026, the Company issued a press release announcing the Name Change to be effectuated as of the Effective Date. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also posted a third quarter earnings commentary on its internet website, available via investors.franklinresources.com.

The contents of the Company’s website referenced herein and in the exhibit are not incorporated into this Current Report on Form 8-K.
The information in these Items 2.02 and 7.01, including the exhibits hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report with respect to Item 2.02 or Item 7.01, as the case may be, are incorporated by reference).

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Registrant (effective August 17, 2026) (filed herewith)
3.2	Amended and Restated Bylaws of Registrant (effective August 17, 2026) (filed herewith)
99.1	Press Release dated July 31, 2026 issued by Franklin Resources, Inc. Announces Third Quarter Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	July 31, 2026	/s/ Matthew Nicholls
Matthew Nicholls
Co-President, Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)

Date:	July 31, 2026	/s/ Lindsey H. Oshita
Lindsey H. Oshita
Chief Accounting Officer (Principal Accounting Officer)

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